Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Redeemable Convertible Preferred Stock
9. Redeemable Convertible Preferred Stock
The following is a schedule of authorized, issued and outstanding shares and amounts of each series of redeemable convertible preferred stock as of December 31, 2021 (in thousands, except share amounts):

Class of stock	Shares Authorized	Shares issued and outstanding	Net carrying value	Aggregate liquidation preference
Series A Preferred Stock	5,000,000	5,000,000	$58,205	$50,000
On April 7, 2021, the Company issued and sold 62,500 shares of Series D Preferred Stock (subject to the potential issuance of additional shares of Series D Preferred Stock pursuant to certain anti-dilution rights of the holders of the Series D Preferred Stock) for an aggregate cash purchase price of $50.0 million. The Company recorded the Series D Preferred Stock at fair value of $51.8 million and contingent consideration related to the anti-dilution provision of $6.4 million. The amount recorded in excess of cash received represents a non-cash
payment for up front research and development costs of $8.2 million, which is recorded in prepaid assets and other long-term assets.
The Series D Preferred Stock had substantially similar terms as the Company’s other redeemable convertible preferred stock that was outstanding prior to the Business Combination, except that the Series D Preferred Stock (i) was senior in right of liquidation to all other classes of the Company’s outstanding preferred stock, (ii) was entitled to the same accruing dividends as the Company’s senior Series
B-2
and
B-4
Preferred Stock and (iii) was not subject to certain mandatory conversion provisions applicable to the other series of the Company’s redeemable convertible preferred stock (including mandatory conversion in connection with the Business Combination). Upon consummation of the Business Combination, all of the outstanding shares of the Series D Preferred Stock were exchanged for 5,000,000 shares of Series A Preferred Stock (which exchange reflected the application of the anti-dilution rights noted above).
As a result of the Business Combination, all other redeemable convertible preferred stock outstanding prior to the Business Combination was converted into 63,885,490 shares of the Company’s common stock and retroactively adjusted for all periods presented using the Exchange Ratio of 71.26, with a one-to-one
share conversion rate.
The Series A Preferred Stock is convertible
one-to-
one
(subject to customary adjustments) into the Company’s common stock at any time by the holder. Beginning three years after the issuance date, the Company will be entitled to force the conversion of the Series A Preferred Stock into common stock if the closing price of the Company’s common stock exceeds 130% of the issue price for 20 out of 30 consecutive trading days. On the fifth anniversary of the issue date, the Company will be required to redeem any outstanding Series A Preferred Stock at the issue price. The Series A Preferred Stock will vote on an as-converted
basis with all other shares of the Company’s common stock.
Classification of Redeemable
 Convertible Preferred Stock
The deemed liquidation preference provisions of the redeemable convertible preferred stock are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the redeemable convertible preferred stock has been presented outside of permanent equity in the mezzanine section of the Consolidated Balance Sheets. Because the occurrence of a deemed liquidation event is not currently probable, the carrying values of the convertible preferred stock are not being accreted to their redemption values. Subsequent adjustments to the carrying values to the convertible preferred stock would be made only when a deemed liquidation event becomes probable.